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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated June 16, 2016
to
Prospectus dated April 29, 2016

              This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

              You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled "Fees and Expenses" by replacing the first paragraph of footnote 6 to the table included therein in its entirety with the following:

              On June 24, 2011, we entered into a credit facility with Deutsche Bank though a wholly-owned subsidiary. As amended to date, the credit facility provides for borrowings in an aggregate amount up to $315.0 million with an interest rate equal to the London Interbank Offered Rate, or LIBOR, plus 2.05% per annum on all borrowings thereunder.

Management's Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Deutsche Bank Credit Facility" by replacing the first paragraph of such section in its entirety with the following:

              On June 24, 2011, FSEP Funding, our wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Deutsche Bank credit facility, with Deutsche Bank, as administrative agent and the lender party thereto. The Deutsche Bank credit facility subsequently was amended to increase the maximum commitments under the facility to $315,000 and extend the maturity date to June 11, 2017.

This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Deutsche Bank Credit Facility" by replacing the third paragraph of such section in its entirety with the following:

              Pricing under the Deutsche Bank credit facility is based on LIBOR for an interest period closest to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, plus 2.05% per annum. FSEP Funding is subject to a non-usage fee of 0.75% per annum to the extent that the aggregate principal amount available under the facility is not borrowed. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 11, 2017.

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FS ENERGY AND POWER FUND
Fees and Expenses
Management's Discussion and Analysis of Financial Condition and Results of Operations